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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 28, 2000


       CWMBS, INC. (as depositor under the Pooling and Servicing
       Agreement, dated as of September 1, 2000, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 2000-A7 Mortgage Pass-Through Certificates, Series 2000-G).

                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

              Delaware                333-72655                95-4449516
------------------------------       ------------           ------------------
  (State or Other Jurisdiction       (Commission            (I.R.S. Employer
         of Incorporation)           File Number)           Identification No.)

      4500 Park Granada
    Calabasas, California                                         91302
    ---------------------                                        --------
    (Address of Principal                                       (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (818) 304-5591
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

Item 5. Other Events.

     On September 28, 2000, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2000-G (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Not applicable.

     Not applicable.

     Exhibits:

  99.1. Pooling and Servicing Agreement, dated as of September 1, 2000, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWMBS, INC.



                                                     By:  /s/ Celia Coulter
                                                         ----------------------
                                                           Celia Coulter
                                                           Vice President



Dated:  November 13, 2000

                                 Exhibit Index


Exhibit                                                                Page


     99.1.    Pooling and Servicing Agreement,
              dated as of September 1, 2000, by
              and among, the Company, IndyMac
              and the Trustee                                            5